Termination Agreement regarding the
Business Operation Agreement

Party A: Detian Yu Biotechnology (Beijing) Co. Limited （德天御生态科技（北京）有限公司）
Domicile: Unit 807, Building A, North Star Century Centre, North Star Road West No. 8 Yuan, Chaoyang District, Beijing （北京市朝阳区北辰西路8号院北辰世纪中心A座807）
Party B: Beijing Jundaqianyuan Investment Management Co., Ltd. (北京君大乾元投资管理有限公司)
Domicile: Unit 808, Building A, North Star Century Centre, North Star Road West No. 8 Yuan, Chaoyang District, Beijing （北京市朝阳区北辰西路8号院北辰世纪中心A座808）

Party C: Tian Wenjun (田文军)
ID Card No.: 142401197309042739

Party D: Hao Jianming（郝建明）
ID Card No.: 14240119740912343X

Party E: Yang Jianhui(杨建辉)
ID Card No.: 510321196401111437

Party F: Zhou Jianbin(周鉴斌)
ID Card No.: 110108196812105473

Party G: Ren Li(任立)
ID Card No.: 130502196302201518

Party H: Ren Yongqing(任永青)
ID Card No.: 14240119811206551X

Party I: Zhang Junde(张俊德)
ID Card No.: 14240119711122481X

Party J: Wang Tao (王涛)
ID Card No.: 51030419710214152X

WHEREAS:

1.
Party A, Party B and Party C, Party D, Party E, Party F, Party G, Party H, Party I, Party J (Party C, Party D, Party E, Party F, Party G, Party H, Party I and Party J hereinafter referred to as “ shareholders of Party B”) have entered into an Business Operation Agreement dated November 16, 2010, pursuant to which Party B and shareholders of Party B shall bear a series of duties of omission and make undertakings in respect of operation, personnel, interest paid to shareholders or otherwise, thus guaranteeing the regular business relations under the Exclusive Management and Consulting Service Agreement and Business Cooperation Agreement dated November 16, 2010; Party A shall provide joint and several liabilities guarantee to the performance of obligations by Party B under the Business Operation Agreement in the duration of such agreement; shareholders of Party B shall pledge all their respective equity interests of Party B to Party A for counter-guarantee of the performance of the abovementioned guarantee and other relevant obligations assumed by Party A.

2.
As provided in the Business Operation Agreement, Party A may terminate such agreement at any time by giving Party B and shareholders of Party B prior notice of 30 days in writing. Party A has caused such agreement to be terminated by prior written notice.

UPON FRIENDLY NEGOTIATION, NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	Terminate the Business Operation Agreement entered into by and between Party A, Party B and shareholders of Party B.

2.
Termination Agreement regarding the Business Operation Agreement (hereinafter referred to as “this Agreement”) shall take effect upon signature (where the parties are natural persons) or seal and signature (where the parties are legal persons) by all parties. The Business Operation Agreement shall be terminated as of the effective date of this Agreement and no longer binding upon the parties hereto.

3.
Party B and shareholders of Party B warrant and acknowledge that they release, discharge and hold harmless Party A from and against any and all obligations assumed by it under the Business Operation Agreement in the duration of such agreement, including without limitation to any joint and several liabilities guarantee that Party A shall provide to Party B for all the obligations under the contracts entered into within the duration of the Business Operation Agreement, and any obligation in connection with such agreement,  which shall be discharged by Party A after termination.  Party B and shareholders of Party B further waive any claim against Party A connected with or arising from such obligations.

4.
Where Party A shall jointly and severally bear guarantee responsibilities for Party B’s liabilities incurred within the duration of the Business Cooperation Agreement, Party B and shareholders of Party B hereby agree to timely indemnify and save harmless Party A from and against any and all losses suffered or incurred by it connected with or arising from the assumption of such guarantee responsibilities.

5.	This Agreement shall be signed in 10 copies, one for each party and each shall be equally valid.

（Below is signing page without text）

(Here is signing page1 without text)

Party A：（seal）

By：（sign） /s/ Authorized Person
Signing date： December 20, 2011

Party B：（seal）

By：（sign） /s/ Authorized Person
Signing date： December 20, 2011

Party C:（sign） /s/ Tian Wenjun
Signing date： December 20, 2011

Party D:（sign） /s/ Hao Jianming
Signing date： December 20, 2011

Party E：（sign） /s/ Yang Jianhui
Signing date： December 20, 2011

Party F：（sign） /s/ Zhao Jianbin
Signing date： December 20, 2011

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Party G：（sign） /s/ Ren Li
Signing date： December 20, 2011

Party H：（sign） /s/ Ren Yongqing
Signing date： December 20, 2011

Party I：（sign） /s/ Zhang Junde
Signing date： December 20, 2011

Party J：（sign） /s/ Wang Tao
Signing date： December 20, 2011